Exhibit 13.1

Section 906 Certificate

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of GlaxoSmithKline plc, a public limited company incorporated under English law (the “company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2011 (the “Form 20-F”) of the company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: March 13, 2012	/s/ Sir Andrew Witty
Sir Andrew Witty
Chief Executive Officer

Date: March 13, 2012	/s/ Simon Dingemans
Mr Simon Dingemans
Chief Financial Officer

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